Exhibit 32

Certifications Pursuant to Section 906 of the Public Company

Accounting Reform and Investor Protection Act Of 2002

On May 8, 2007, Design Within Reach, Inc. filed Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 30, 2006 (the “Form 10-K/A”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-K/A:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Design Within Reach, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Amendment No.1 to Annual Report on Form 10-K of the Company for the fiscal year ended December 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2007	/s/ Ray Brunner
Ray Bruner
President and Chief Executive Officer
(Principal Executive Officer)

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Design Within Reach, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Amendment No.1 to Annual Report on Form 10-K of the Company for the year ended December 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2007	/s/ John D. Hellmann
John D. Hellmann
Chief Financial Officer and Secretary
(Duly authorized Officer and Principal Financial Officer)

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.